Exhibit 10.64
                                                                   -------------


                              BRIDGE LOAN AGREEMENT


                  BRIDGE LOAN AGREEMENT, dated as of December 30, 1997, (this "Agreement") made by and among AMSC Subsidiary Corporation, a Delaware corporation dually incorporated as a Virginia Public Service corporation (the "Borrower"), American Mobile Satellite Corporation, a Delaware corporation (the "Parent Guarantor") and Hughes Communications Satellite Services, Inc., a California corporation (the "Lender").

                              W I T N E S S E T H :

                  WHEREAS, the Borrower has requested that the Lender make secured bridge term loans to the Borrower in an aggregate principal amount of up to $10,000,000 which the Borrower will use for general corporate purposes; and

                  WHEREAS, the Lender has agreed to make secured bridge term loans to the Borrower, but only upon the terms and subject to the conditions contained herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms. The following terms when used in this Agreement shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

                  "Agreement" shall mean this Bridge Loan Agreement, as the same may be amended, modified or otherwise supplemented from time to time and shall refer to this Agreement as in effect on the date such reference becomes operative.

                  "AMRC" shall mean American Mobile Radio Corporation, a Delaware corporation.

                  "AMSC Pledge Agreement" shall mean the Pledge Agreement, dated as of the date hereof, executed by the Parent Guarantor, as such agreement may be amended, supplemented or otherwise modified from time to time, pursuant to which the Parent Guarantor shall pledge to the Lender the Pledged Collateral referred to therein, including the common stock of AMRC Holdings, Inc. owned by the Parent Guarantor, to secure the Secured Obligations of the Borrower.

                  "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the States of New York or California.

                  "Closing Date" shall mean the date hereof.

                  "Corporation" shall mean each of the Borrower, the Parent Guarantor and AMRC Holdings, Inc.

                  "Event of Default" shall have the meaning specified in
         Section 6(a) hereof.

                  "Governmental Authority" shall mean any nation or gov ernment, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "hereby," "herein," "hereof," "hereunder" and words of similar import refer to this Agreement as a whole (including, without limitation, any schedules hereto) and not merely to the specific section, paragraph or clause in which the respective word appears.

                  "Lender" shall mean Hughes Communications Satellite Services, Inc. or its successors or assigns.

                  "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or prefer ence, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction).

                  "Loan" shall have the meaning specified in Section 2(a) hereof.

                  "Loan Documents" shall mean this Agreement, the Term Note and the AMSC Pledge Agreement.

                  "Material Adverse Effect" shall mean a material adverse change in, or a material adverse effect upon, any of (a) the operations, business, properties, condition (financial or otherwise) of either the Parent Guarantor or the Borrower and its Subsidiaries taken as a whole;
         (b) the ability or prospective ability of the Parent Guarantor, or the Borrower to perform under any Loan Document; (c) the legality, validity, binding effect or enforceability of any Loan Document; (d) the perfection or priority of any Lien granted the Lender under the AMSC Pledge Agreement; or (e) the Pledged Collateral.

                  "Maturity Date" shall mean March 31, 1999.

                  "Maximum Commitment Amount" shall mean $10,000,000.

                  "Maximum Term Loan Amount" shall mean the maximum aggregate principal amount of Term Loans outstanding as of such date as set forth in Schedule I hereto.

                  "Morgan Credit Agreement" shall mean the $150,000,000 Credit Agreement, dated as of June 28, 1996 among AMSC Subsidiary Corporation, American Mobile Satellite Corporation, the banks listed therein, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Toronto Dominion (Texas), Inc., as Administrative Agent, as amended from time to time and giving effect to any waivers granted thereunder.

                  "Net Proceeds" shall mean for any asset disposition, lease agreement, financing or equity transaction the aggregate cash proceeds received by the Parent Guarantor or any of its Subsidiaries in respect of such transaction (including any non-cash proceeds thereof that are thereafter sold or disposed of for, or otherwise give rise to, cash), net of direct out-of-pocket costs of the Parent Guarantor or its Subsidiaries relating to such transaction.

                  "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Pledged Collateral" shall mean all property and interests in property and proceeds thereof now owned or hereafter acquired by the Parent Guarantor in or upon which a Lien is granted under the AMSC Pledge Agreement.

                  "Pledged Shares" shall mean the capital stock covered by the AMSC Pledge Agreement.

                  "Projections" shall mean the financial projections covering the months December, 1997 through March, 1999, inclusive, heretofore delivered to the Lender by the Borrower, referred to in Section 3(a)(vi).

                  "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject; in any case, non-compliance with which by either of the Parent Guarantor or the Borrower or their Subsidiaries could reasonably be expected to have a Material Adverse Effect.

                  "Secured Obligations" shall mean all of the unpaid principal amount of, and accrued interest on, the Term Note, and all amounts payable to Lender under this Agreement and the AMSC Pledge Agreement together with all costs of the Lender, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder and thereunder.

                  "Subsidiary" shall mean, with respect to any Person, (a) any corporation of which an aggregate of more than 50% of the outstanding stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, and (b) any partnership in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

                  "Term Note" shall have the meaning specified in Section 2(a) hereof.

                  "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Lender's security interest in any Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                  2.       Loan Provisions

                  (a) Loans. On the terms and subject to the conditions contained in this Agreement, the Lender agrees to make term loans (the "Term Loans") to the Borrower from time to time from the Closing Date until March 31, 1998; provided that the aggregate amount of the Term Loans shall not on any date exceed the Maximum Term Loan Amount for such date set forth in Schedule I hereto. The Borrower shall give Lender at least three Business Days prior written notice of each Loan, specifying the amount and date thereof. Each Loan will be at least $100,000 or a larger multiple thereof.

                  The Term Loans shall collectively be referred to as the "Loan" and the Loan shall be evidenced by a promissory note, substantially in the form attached hereto as Exhibit A ("Term Note"), to be executed and delivered by the Borrower on the Closing Date.

                  (b) Payments. (i) All payments and prepayments made on each Term Loan shall be made in lawful money of the United States of America in immediately available funds no later than 12 o'clock Noon, New York, New York time, at Bank of America, Concord, California, Account No. 12356-06628, Account
Name: Hughes Electronics Corp., ABA No. 121000358, or such other place as the Lender shall designate on the date such payment is due in writing to the Borrower.

                         (ii) If any payments or prepayment on a Term Loan shall
                    become due on a day which is not a Business Day, such payment or prepayment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment or prepayment.

                         (iii) All payments made by the Borrower hereunder shall
                    be made without setoff, counterclaim or other defense.

                  (c) Repayment of Principal. The principal amount of each Term Loan shall be payable, together with accrued and unpaid interest thereon, on the Maturity Date.

                  (d) Mandatory Prepayment. If on or after the Closing Date, the Parent Guarantor or any of its Subsidiaries (other than AMRC or AMRC Holdings, Inc.) shall receive Net Proceeds from any asset disposition, lease agreement, financing or equity transaction, Borrower shall immediately apply all such Net Proceeds to prepay the Loan. Any amounts so prepaid may not be reborrowed.

                  (e) Optional Prepayment. The Borrower may, at any time upon notice to the Lender stating the proposed date and aggregate principal amount of the prepayment, prepay, without penalty or premium, the outstanding principal amount of the Loan in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that each partial prepayment shall be in an aggregate principal amount not less than $100,000 or integral multiples of $100,000 in excess thereof. Any amounts prepaid may not be reborrowed. Upon the giving of such notice of prepayment, the principal amount of the Loan specified to be prepaid shall become due and payable on the date specified for such prepayment.

                  (f) Interest. The Borrower shall pay interest on the outstanding principal amount of each Term Loan for each day from and including the date such Term Loan is made to but excluding the date such Term Loan is paid in full to the Lender, monthly in arrears on the last Business Day of each month ("Interest Payment Date") commencing on the first such date after the date of the initial Term Loan, at a rate equal to 12% per annum, based on a 360-day year of twelve 30-day months for the actual number of days elapsed; provided that while an Event of Default is continuing each Term Loan and all amounts due hereunder shall bear interest at a rate of 14% per annum.

                  (g) Proceeds. The Borrower shall apply the proceeds of each Term Loan for general corporate purposes. None of such proceeds shall be used directly or indirectly for the purpose of buying or carrying "margin stock" within the meaning of Regulation G of the Federal Reserve Board.

                  3.       Conditions Precedent.

                  (a) Conditions Precedent to Initial Term Loan. The obligation of the Lender to make its initial Term Loan to the Borrower is subject to satisfaction of the conditions precedent that the Lender shall have received, on the Closing Date, the following, in form and substance satisfactory to the
Lender:

                         (i) Counterparts of this Agreement duly executed by the
                    Parent Guarantor, the Borrower and the Lender.

                         (ii) Term Note of the  Borrower  dated the Closing Date
                    payable to the order of the Lender in a principal amount equal to the Maximum Commitment Amount.

                         (iii) A copy of the articles or certificate of incorporation (or other organizational documents) of the Parent Guarantor, the Borrower, AMRC Holdings, Inc. and AMRC, certified as of a recent date by the Secretary of State of the state of incorporation of such entity, together with certificates of such officials attesting to the good standing of such entity.

                         (iv) An executed copy of a favorable opinion of counsel
                    to the Borrower as to matters as the Lender may reasonably request.

                         (v) The AMSC  Pledge  Agreement,  duly  executed by the
                    Parent Guarantor, together with:

                           (A) certificates representing the Pledged Shares, together with undated stock powers for such certificates, executed in blank; and

                           (B) evidence that all other actions necessary,  or in
                  the opinion of the Lender, desirable to perfect and protect the Lien created by the aforementioned AMSC Pledge

                  Agreement  have  been  taken   including  the  filing  of  UCC
                  financing statements.

                         (vi) Projections by the Borrower of (i) the consolidated results of operations and changes in financial position of Borrower and its Subsidiaries on a monthly basis, from December 1997 through March 1999, inclusive, and
                    (ii) the consolidated balance sheet of the Borrower and its Subsidiaries as of the last day of each month during such period based upon all information known to the Borrower which is pertinent thereto; such Projections shall have been made by the Borrower on a reasonable basis and in good faith.

                         (vii) Balance sheet,  income statement and statement of
                    cash flow of the Borrower and its Subsidiaries, which financial statements shall present fairly, in all material respects, the financial position of the Borrower and its Subsidiaries as at September 30, 1997.

                         (viii) A certificate, signed by an officer of the Borrower, stating that on the Closing Date the following statements are true and correct with respect to the Borrower and its Subsidiaries:

                           (A) All necessary approvals from Governmental Authorities and all necessary approvals from third parties required to be obtained in connection with the making and performance of this Agreement and the AMSC Pledge Agreement and the transactions contemplated hereby have been obtained and remain in effect.

                           (B) There exists no judgment,  order,  injunction  or
                  other restraint prohibiting or imposing materially adverse conditions upon the Loan and the transactions contemplated hereby.

                           (C) There exists no claim, action, suit, investigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened in any court or before any arbitrator or Governmental Authority which relates to, the Loan and the transactions contemplated hereby or which has a reasonable likelihood of having a material adverse effect on the Loan and the transactions contemplated hereby or a Material Adverse Effect.

                           (D) There  shall not occur as a result of the  making
                  and performance of this Agreement and the AMSC Pledge Agreement and the transactions contemplated hereby a default (or any event which with the giving of notice or lapse of time or both would be a default) under contractual obligations of or relating to any Corporation.

                         (ix) Such additional documents,  information (including
                    financial information) and materials as the Lender may reasonably request.

                  (b) Conditions Precedent to Each Term Loan. The obligation of the Lender to make any Term Loan (including the initial Term Loan) to the Borrower shall be subject to the further conditions precedent that:

                         (i) The following  statements shall be true on the date
                    of such Term Loan, before and after giving effect thereto and to the application of the proceeds therefrom (and the acceptance by the Borrower of the proceeds of such Term Loan shall constitute a representation and warranty by the Borrower that on the date of such Term Loan such statements are true):

                           (A) The  representations and warranties of the Parent
                  Guarantor,  the  Borrower  and its  Subsidiaries  contained in
                  Section 4 hereof are correct on and as of such date as though made on and as of such date;

                           (B) No Event of Default or event  which with lapse of
                  time or lack of notice would have become an Event of Default has occurred and is continuing or will result from the Term Loan being made on such date; and

                           (C) The financial performance of the Borrower and its
                  Subsidiaries shall be not less than as set forth in the Projections provided by the Borrower pursuant to Section 3(a)(vi) hereof.

                         (ii) The making of the such Term Loan on such date does
                    not violate any Requirement of Law and is not enjoined, temporarily, preliminarily or permanently.

                         (iii) The Lender shall have  received  such  additional
                    documents, information and materials as the Lender may reasonably request.


                  4.   Representations  and  Warranties.   Each  of  the  Parent
Guarantor, the Borrower and its Subsidiaries hereby represents and warrants that as of the Closing Date:

                  (a) Each Corporation is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power to make and perform the Loan Documents to which it is a party and each Loan Document has been duly authorized, executed and delivered by each Corporation party thereto and constitutes a legal, valid and binding obligation of such Corporation enforceable in accordance with its terms.

                  (b) The execution, delivery and performance of each Loan Document by each Corporation party thereto does not: (i) contravene its or any of its Subsidiaries' respective certificate of incorporation or by-laws or other comparable governing documents, (ii) violate any other applicable Requirement of Law, or any order or decree of any Governmental Authority or arbitrator, (iii) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any of its contractual obligations or any contractual obligations of its Subsidiaries or (iv) result in the creation or imposition of any Lien upon any of its property or the property of any of its Subsidiaries, other than those in favor of the Lender pursuant to the AMSC Pledge Agreement; and

                  (c) The execution, delivery and performance by the Corporations of the Loan Documents and the transactions contemplated hereby and thereby does not and will not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than those which have been, prior to the Closing Date, delivered to the Lender.

                  (d) The Projections delivered to the Lender were prepared by the Borrower on a reasonable basis and in good faith.

                  (e) There exists no claim, action, suit, investigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened in any court or before any arbitrator or Governmental Authority which relates to, the Loan and the transactions contemplated hereby or which has a reasonable likelihood of having a material adverse effect on the Loan and the transactions contemplated hereby or a Material Adverse Effect.

                  (f) The representations and warranties made in Sections 4.7, 4.8, 4.9, 4.11, 4.12, 4.13, 4.14, 4.16 and 4.17 of the Morgan Credit Agreement
by the Borrower and the Parent Guarantor are correct (with references therein to "the Agreement" meaning this Agreement, to "Loan Documents" meaning Loan Documents as defined herein and to the "Banks" or the "Agents" meaning the Lender) as though made to the Lender with respect to each Term Loan and this Agreement.

                  5. Covenants. Each of the Parent Guarantor and the Borrower covenants and agrees with the Lender that from and after the date of this Agreement and until the Secured Obligations are fully satisfied such parties shall comply with its covenants made in Article 5 of the Morgan Credit Agreement (as such Agreement is in effect on the date hereof without giving effect to any amendments or waiver thereof after the date hereof and with references therein to "the Agreement" meaning this Agreement, to "Loan Documents" meaning Loan Documents as defined herein and to the "Banks" or the "Agents" meaning the Lender) as though such covenants were made by such party to the Lender with respect to the Loan and this Agreement; provided that the failure to comply with any of the provisions of Sections 5.28 through 5.32 or the proviso in Section
5.33 of the Morgan Credit Agreement shall not constitute a breach hereunder so long as such failure to comply is not an Event of Default under the Morgan Credit Agreement.

                  6.  Events of Default; Rights and Remedies


                  (a) The occurrence of any one or more of the following events (regardless of the reason thereof) shall constitute an "Event of Default" hereunder:

                         (i) The  Borrower  shall  fail to make any  payment  of
                    principal of, or interest on, the Term Note when due and payable or declared due and payable.

                         (ii) The  Borrower  shall fail or  neglect to  perform,
                    keep or observe any other provision of this Agreement or any Loan Document and the same shall remain unremedied for a period ending thirty (30) days after the Borrower shall receive written notice of any such failure from the Lender.

                         (iii) Any representation or warranty of any corporation
                    herein or in any Loan Document shall be untrue or incorrect in any material respect, as of the date when made or deemed made.

                         (iv) Any  "Event  of  Default"  shall  occur  under the
                    Morgan Credit Agreement.

                         (v) A case or  proceeding  shall  have  been  commenced
                    against any Corporation or AMRC in a court having competent jurisdiction seeking a decree or order in respect of such Corporation or AMRC, (A) under title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of such Corporation or AMRC or of any substantial part of its properties, or (C) ordering the winding-up or liquidation of the affairs of such Corporation or AMRC and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding.

                         (vi) Any  Corporation or AMRC shall (A) file a petition
                    seeking relief under title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (B) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any Corporation or AMRC or of any substantial part of its properties, (C) fail generally to pay its debts as such debts become due, or (D) take any corporate action in furtherance of any such action.

                  (b)      Rights and Remedies Upon Event of Default .
                           ------------------------------------------

If any Event of Default specified in Section 6(a) shall have occurred and be continuing, the Lender may by notice to the Borrower terminate its commitment to make Term Loans hereunder and/or declare the Secured Obligations to be forthwith due and payable, whereupon all such Secured Obligations shall become and be due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Borrower; provided, however, that upon
                                                   --------  -------
the occurrence of an Event of Default specified in Section 6(a)(v) or (vi) hereof, such commitment to make Term Loans shall automatically terminate and such Secured Obligations shall automatically become due and payable without declaration, notice or demand by the Lender.

                  7.       Parent Guaranty.

                  (a) The Parent Guaranty. The Parent Guarantor hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on the Term Note issued by the Borrower pursuant to this Agreement, and the full and punctual payment of all other Secured Obligations. Upon failure by the Borrower to pay punctually any such amount, the Parent Guarantor shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement.

                  (b) Guaranty Unconditional. The obligations of the Parent Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                         (i) any  extension,  renewal,  settlement,  compromise,
                    waiver or release in respect of any obligation of the Borrower under this Agreement or the Term Note, by operation of law or otherwise;

                         (ii) any  modification or amendment of or supplement to
                    this Agreement or the Term Note or any Loan Document;

                         (iii)  any  release,   impairment,   non-perfection  or
                    invalidity of any direct or indirect security for any obligation of the Borrower under this Agreement or the Term Note;

                         (iv) any change in the corporate  existence,  structure
                    or ownership of any Corporation, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Corporation or its assets or any resulting release or discharge of any obligation of the Borrower contained in this Agreement or the Term Note;

                         (v) the existence of any claim, set-off or other rights
                    which the Parent Guarantor may have at any time against the Borrower, the Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                         (vi) any invalidity or unenforceability  relating to or
                    against the Borrower for any reason of this Agreement or the Term Note, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the principal of or interest on the Term Note or any other amount payable by the Borrower under this Agreement; or

                         (vii) any other act or  omission to act or delay of any
                    kind by the Borrower, the Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Parent Guarantor's obligations hereunder.

                  (c) Discharge Only Upon Payments In Full; Reinstatement In Certain Circumstances. The Parent Guarantor's obligations hereunder shall remain in full force and effect until the principal of and interest on the Term Note and all Secured Obligations shall have been paid in full. If at any time any payment of the principal of or interest on the Term Note or any Secured Obligations is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Parent Guarantor's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

                  (d) Waiver by the Parent Guarantor. The Parent Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Person.

                  (e) Subrogation. Until such time as all principal of and interest on the Term Note issued by the Borrower pursuant to this Agreement and all Secured Obligations have indefeasibly been paid in full, the Parent Guarantor shall not assert any rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Borrower with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated by or for the account of the Borrower in respect thereof.

                  (f) Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under this Agreement or the Term
Note is stayed upon insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Parent Guarantor hereunder forthwith on demand by the Lender.

                  8. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Borrower for liquidation or reorganization, should the Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any of the Borrower's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  9. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

                  (a)  If to the Lender, at:

                       Hughes Communications Satellite Services, Inc.
                          c/o Hughes Electronics Corp.
                          7200 Hughes Terrace
                          Los Angeles, California 90045

                           Attention:  Craig R. Valiza,
                           Telecopy:   (310) 568-6051

                           with a copy to:

                        Attention: Amnon Carr, Assistant Treasurer
                           Telecopy: (310) 348-8791


                  (b)   If to the Borrower, at:

                        AMSC Subsidiary Corporation
                           10802 Parkridge Boulevard
                           Reston, Virginia 20191
                           Attention:  Treasurer
                                       General Counsel

                           Telecopy:   Treasurer:  (703) 716-6366
                                       General Counsel:  (703) 758-6134
or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                  10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  11. No Waiver. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Lender, and then only to the extent therein set forth. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Lender and by the Borrower and the Parent Guarantor.

                  12. Amendments. This Agreement, the Term Note and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and may not be modified, altered or amended except by an agreement in writing signed by the Borrower and the Lender. No amendment or waiver of any provision of this Agreement or the Term Note, no consent to any departure by the Borrower therefrom, nor release of any Pledged Collateral, shall in any event be effective unless the same shall be in writing signed by the Lender.

                  13.  Assignments; Successors and Assigns; Governing Law.

                  (a) The Borrower and the Parent Guarantor may not sell, assign or transfer any of this Agreement or any portion thereof, including, without limitation, its rights, title, interests, remedies, powers and duties hereunder or thereunder, without the prior written consent of the Lender.

                  (b) This Agreement and all obligations of the Borrower and the Parent Guarantor hereunder shall be binding upon the successors and assigns of the Borrower and the Parent Guarantor, and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender, all future holders of the Term Note and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to the Lender under any Loan Document.

                  (c) This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

                  14. Survival. The representations and warranties of each of the Parent Guarantor and the Borrower in this Agreement shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or re lated hereto.

                  15. Remedies Cumulative. The Lender's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which the Lender may have under any other agreement, including without limitation, the Term Note or the AMSC Pledge Agreement, by operation of law or otherwise.

                  16. WAIVER OF JURY TRIAL. EACH OF THE PARENT GUARANTOR AND THE BORROWER WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER, UNDER THIS AGREEMENT, UNDER THE TERM NOTE UNDER THE AMSC PLEDGE AGREEMENT OR RELATING TO EACH OF THE FOREGOING.

                  17. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  18. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

                                           AMERICAN MOBILE SATELLITE CORPORATION



                                           By:/s/Gary M. Parsons
                                              ------------------
                                           Name:  Gary Parsons
                                                  ------------
                                           Title: CEO, President
                                                  --------------


                                           AMSC SUBSIDIARY CORPORATION



                                            By:/s/Gary M. Parsons
                                               ------------------
                                            Name:  Gary Parsons
                                                   ------------
                                            Title: CEO, President
                                                   --------------


                                           HUGHES COMMUNICATIONS SATELLITE
                                           SERVICES, INC.



                                           By:/s/Amnon Carr
                                              -------------
                                           Name:   Amnon Carr
                                                   ----------
                                           Title:  Assistant Treasurer
                                                   -------------------

                                                                      Schedule I

                                   TERM LOANS



Date                                                    Maximum Term Loan Amount

Prior to and including                                        $ 0
  January 4, 1998

January 5, 1998 to and                                        $ 1,000,000
  including January 11, 1998

January 12, 1998 to and                                       $ 2,000,000
  including January 18, 1998

January 19, 1998 to and                                       $ 3,000,000
  including January 25, 1998

January 26, 1998 to and                                       $ 4,000,000
  including February 1, 1998

February 2, 1998 to and                                       $ 8,000,000
  including February 8, 1998

February 9, 1998 and thereafter                               $10,000,000




                                                                       EXHIBIT A

                           AMSC SUBSIDIARY CORPORATION
                                    Term Note


$10,000,000                                                   New York, New York
                                                               December 30, 1997


                  FOR VALUE RECEIVED, the undersigned, a Delaware corporation dually incorporated as a Virginia Public Service corporation (the "Borrower"), hereby PROMISES TO PAY to the order of HUGHES COMMUNICATIONS SATELLITE SERVICES, INC., a Delaware company (the "Lender"), its successors or assigns, in lawful money of the United States of America and in immediately available funds, the amount of TEN MILLION DOLLARS ($10,000,000) (or, if less, the unpaid principal amount of Loans made by Lender to the Borrower under the Loan Agreement referred to below) on the Maturity Date and to pay interest from and after the date hereof on the unpaid principal amount hereof at the rates and on the dates provided in the Loan Agreement referred to below.

                  This Note is issued pursuant to that certain Bridge Loan Agreement, dated as of December 30, 1997, by and among the Borrower, American Mobile Satellite Corporation and Lender, (as such agreement may be amended, modified or otherwise supplemented from time to time, the "Loan Agreement"), and is entitled to the benefit and security as provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loans evidenced hereby are made. All capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

                  If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of an Event of Default, without demand, notice or legal process of any kind, this Note may be declared, and immediately shall become, or may automatically (without any notice) become, due and payable.

                  Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

                  This Note has been delivered and accepted at New York, New York and shall be interpreted, governed by and construed in accordance with, the laws of the State of New York.

                                            AMSC SUBSIDIARY CORPORATION



                                            By:
                                            Name:
                                            Title: